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                                                                  EXHIBIT 23.2


                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of General Cigar Holdings, Inc. of our report dated December 20, 1996 relating to the consolidated financial statements of Villazon & Company, Inc. and Subsidiary, which appears on page F-21 of the form S-1/A of General Cigar Holdings, Inc.



/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
Tampa, Florida
June 30, 1997